                                                                    Exhibit 10.3


THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AND GUARANTEE AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AND GUARANTEE AGREEMENT.


                             REVOLVING CREDIT NOTE


                                                              New York, New York



          FOR VALUE RECEIVED, the undersigned, TWIN LABORATORIES INC., a Utah corporation formerly known as Natur-Pharma, Inc. (the "Borrower"), hereby
unconditionally promises to pay to the order of [       ] (the "Lender") at the
office of Chemical Bank, located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, on the Revolving Credit Termination Date the principal amount of
(        ) or, if less, the aggregate unpaid principal amount of all Revolving
Credit Loans made by the Lender to the Borrower pursuant to subsection 3.1 of the Credit Agreement (as defined below). The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount of Revolving Credit Loans made by the Lender from time to time outstanding at the rates and on the dates specified in the Credit Agreement.

          The holder of this Note is authorized to record on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of each Revolving Credit Loan made by the Lender and the date and amount of each payment or prepayment of principal thereof, each conversion of all or a portion thereof to another Type, each continuation of all or a portion thereof as the same Type and, in the case of Eurodollar Loans, the length of each Interest Period and the Eurodollar Rate with respect thereto. Each such recordation shall, to the extent permitted by applicable law, constitute prima facie evidence of the accuracy of the information so recorded, provided that the failure to make any such recordation shall not affect the obligation of the Borrower to repay (with applicable interest) Revolving Credit Loans made by the Lender pursuant to the Credit Agreement.

          This Note (a) is one of the Revolving Credit Notes referred to in the Credit and Guarantee Agreement, dated as of the date hereof (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among TLG Laboratories Holding, Corp., a Delaware corporation, the Borrower, the Lender, the other banks and financial institutions from time to time parties thereto, The Bank of New York, as documentation agent, and Chemical Bank, as administrative agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

          Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

          All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

          Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                                        TWIN LABORATORIES INC.


                                        By:
                                           -------------------------------------

                                        Name:___________________________________

                                        Title:__________________________________

                                                                      Schedule A
                                                        to Revolving Credit Note
                                                        ------------------------


                LOANS, CONVERSIONS AND REPAYMENTS OF ABR LOANS

- --------------------------------------------------------------------------------------------------------------------------------
                            Amount                                 Amount of ABR Loans
            Amount of    Converted to    Amount of Principal of      Converted to        Unpaid Principal Balance    Notation
   Date     ABR Loans     ABR Loans        ABR Loans Repaid        Eurodollar Loans            of ABR Loans          Made By
________________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________________

================================================================================================================================

                                                                      Schedule B
                                                        to Revolving Credit Note
                                                        ------------------------

     LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS


- ----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Unpaid
                                                                                                               Principal
         Amount of    Amount Converted   Interest Period and   Amount of Principal of   Amount of Eurodollar   Balance of
        Eurodollar   to or Continued as  Eurodollar Rate with    Eurodollar Loans       Loans Converted to    Eurodollar   Notation
 Date      Loans      Eurodollar Loans      Respect Thereto           Repaid                 ABR Loans           Loans     Made By
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

===================================================================================================================================